UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2022

Waters Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

01-14010	13-3668640
(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts	01757
(Address of Principal Executive Offices)	(Zip Code)

(508) 478-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WAT	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)    On November 22, 2022, the Board of Directors (the “Board”) of Waters Corporation (the “Company”) increased the size of the Board from 7 to 9 members and appointed Dan Brennan and Mark P. Vergnano to the Board, effective November 23, 2022, to fill the vacancies so created. Messrs. Brennan and Vergnano will serve as directors until the Company’s 2023 annual meeting of stockholders or until their respective earlier resignation, death, or removal. The Board has not yet determined on which committees of the Board Messrs. Brennan and Vergnano will serve.

The Board has determined that both Mr. Brennan and Mr. Vergnano meet the independence standards established under the New York Stock Exchange corporate governance listing standards.

Messrs. Brennan and Vergnano will each receive the standard compensation paid by the Company to all of its non-employee directors and as described under “Director Compensation” in the Company’s Proxy Statement for its 2022 annual meeting of stockholders filed with the Securities and Exchange Commission on April 14, 2022. Upon the effective date of their initial appointment to the Board, Messrs. Brennan and Vergnano will each be awarded an initial equity grant valued at $36,666, comprised of 50% of such value in the form of a restricted stock award and 50% of such value in the form of a non-qualified stock option award, both of which will vest on the first anniversary of the date of grant. Messrs. Brennan and Vergnano will also each be entitled to a prorated cash retainer for their service for the remainder of 2022 of $7,418 as well as board meeting fees and expenses.

Item 7.01	Regulation FD Disclosure.

On November 23, 2022, the Company issued a press release announcing the appointment of Messrs. Brennan and Vergnano to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01 (including Exhibit 99.1) being furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Number	Description of Exhibits

99.1	Press release dated November 23, 2022.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

Dated: November 23, 2022	By:	/s/ Keeley A. Aleman
	Name:	Keeley A. Aleman
	Title:	Senior Vice President, General Counsel and Secretary